POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA – February 2012	Page 1

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Henri de Castries
Henri de Castries, Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Henri de Castries, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MLOA – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA – February 2012	Page 1

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Ramon de Oliveira
Ramon de Oliveira, Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Ramon de Oliveira, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MLOA – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA – February 2012	Page 1

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Denis Duverne
Denis Duverne, Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Denis Duverne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MLOA – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA – February 2012	Page 1

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 25th day of January, 2012.

/s/ Richard Dziadzio
Richard Dziadzio,
Executive Vice President and
Chief Financial Officer

State of New York)

County of New York) ss.:

On the 25th day of January in the year 2012 before me, the undersigned, personally appeared Richard Dziadzio, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anne M. Tirone
Signature and Office of individual taking acknowledgment

MLOA – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA – February 2012	Page 3

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Charlynn Goins
Charlynn Goins, Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Charlynn Goins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MLOA – February 2012	Page 4

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA – February 2012	Page 1

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Danny L. Hale
Danny L. Hale, Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Danny L. Hale, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MLOA – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA – February 2012	Page 1

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Anthony J. Hamilton
Anthony J. Hamilton, Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Anthony J. Hamilton, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MLOA – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA – February 2012	Page 1

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Peter Kraus
Peter Kraus, Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Peter Kraus, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MLOA – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA – February 2012	Page 1

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Andrew J. McMahon
Andrew J. McMahon,
President and Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Andrew J. McMahon, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MLOA – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA – February 2012	Page 1

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Mark Pearson
Mark Pearson, Chief Executive Officer and Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Mark Pearson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MLOA – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA – February 2012	Page 1

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Lorie A. Slutsky
Lorie A. Slutsky, Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Lorie A. Slutsky, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MLOA – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA – February 2012	Page 1

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Ezra Suleiman
Ezra Suleiman, Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Ezra Suleiman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MLOA – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA – February 2012	Page 1

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Richard C. Vaughan
Richard C. Vaughan, Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Richard C. Vaughan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MLOA – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Karen Field Hazin, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA – September 2011 A. Fenichel	Page 1

MONY Life Insurance Company of America

333-132810

333-150631

333-155348

333-167938

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of October, 2011.

/s/ Alvin H. Fenichel
Alvin H. Fenichel
Senior Vice President and Chief Accounting Officer

State of New York)

County of New York) ss.:

On the 5th day of October, in the year 2011 before me, the undersigned, personally appeared Alvin H. Fenichel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Maria E. Diaz
Signature and Office of individual taking acknowledgment

MLOA – September 2011 A. Fenichel	Page 2